UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

                         DATE OF REPORT OCTOBER 14, 1999

                         COMMISSION FILE NUMBER 1-10948

                               OFFICE DEPOT, INC.

             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                 DELAWARE                           59-2663954
                 --------                           ----------
        (STATE OR OTHER JURISDICTION OF             (I.R.S. EMPLOYER
        INCORPORATION OR ORGANIZATION)              IDENTIFICATION NO.)


              2200 OLD GERMANTOWN ROAD, DELRAY BEACH, FLORIDA 33445

               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)


                                 (561) 438-4800

              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

        FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT: N/A



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ITEM 5.  OTHER EVENTS

On October 14, 1999, Office Depot, Inc. issued a press release announcing third quarter 1999 results and certain management changes. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

         99.1 Press Release dated October 14, 1999


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                            OFFICE DEPOT, INC.

Date:  October 14, 1999                     By: /S/ DAVID C. FANNIN




                                             David C. Fannin
                                             Senior Vice President and
                                             General Counsel